GUARANTY

GUARANTY dated as of October 1, 1998 made by the undersigned (the
"GUARANTOR") in favor of Fleet National Bank and/or any of its subsidiaries or affiliates (individually or collectively, as the context may require, the "BANK").

PRELIMINARY STATEMENTS: The Bank has entered into certain term loans in the aggregate principal amount not to exceed $3,000,000 as outlined in a Letter Agreement dated the date hereof with the parties identified from time to time on Schedule A attached hereto (collectively, the "BORROWERS") providing for credit extensions or financial accommodation to one or more of the Borrowers on said Schedule A (all of the foregoing credit extensions or financial accommodations being the "LOANS" and any writing evidencing, supporting or securing a Loan, including but not limited to this Guaranty, as the same may be amended, restated, renewed, updated, extended or supplemented from time to time, being a "FACILITY DOCUMENT"). Each of the Borrowers is a director and/or officer of the Guarantor.

THEREFORE, in order to induce the Bank to extend credit or give financial accommodation under the Loans, the Guarantor agrees as follows:

Section 1. GUARANTY OF PAYMENT. The Guarantor unconditionally and irrevocably guarantees to the Bank the punctual payment of all sums now owing or which may in the future be owing by the Borrowers under the Loans, when the same are due and payable, whether on demand, at stated maturity, by acceleration or otherwise, and whether for principal, interest, fees, expenses, indemnification or otherwise (all of the foregoing sums being the "LIABILITIES"). The Liabilities include, without limitation, interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Facility Documents. This Guaranty is a guaranty of payment and not of collection only. The Bank shall not be required to exhaust any right or remedy or take any action against any Borrower or any other person or entity or any collateral. The Guarantor agrees that, as between the Guarantor and the Bank, the Liabilities may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards any Borrower (including any prohibition under any subordination agreement) and that in the event of a declaration or attempted declaration, the Liabilities shall immediately become due and payable by the Guarantor for the purposes of this Guaranty.

Section 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Liabilities shall be paid strictly in accordance with the terms of the Loans. The liability of the Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Facility Documents or Liabilities, or any other amendment or waiver of or any consent to departure from any of the terms of any Facility Document or Liability; (b) any release or amendment or waiver of, or consent to departure from, any other guaranty or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Facility Documents or Liabilities; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Facility Document or Liability; (d) without being limited by the foregoing, any lack of validity or enforceability of any Facility Document or Liability; (e) any restrictions contained in any subordination agreement that limit or otherwise affect the rights and remedies of the Bank against any Borrower or any other parties other than the Guarantor; and (f) any other defense, setoff or counterclaim whatsoever with respect to the Facility Documents or the transactions contemplated thereby which might constitute a defense available to, or discharge of, any Borrower or a guarantor.

Section 3. GUARANTY IRREVOCABLE. This Guaranty is a continuing guaranty of all Liabilities now or hereafter existing under the Loans and shall remain in full force and effect until the indefeasible payment in full of all Liabilities and other amounts payable under this Guaranty and until the Loans are no longer in effect or, if earlier, when the Guarantor has given the Bank written notice that this Guaranty has been revoked; PROVIDED that any notice under this Section shall not release the Guarantor from any Liability, absolute or contingent, existing prior to the Bank's actual receipt of the notice at its branches or departments responsible for the Loans.

Section 4. REINSTATEMENT. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by the Bank on the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though the payment had not been made.

Section 5. SUBROGATION. The Guarantor shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Liabilities have been paid in full and the Loans are no longer in effect. If any amount is paid to the Guarantor on account of subrogation rights under this Guaranty at any time when all the Liabilities have not been paid in full, the amount shall be held in trust for the benefit of the Bank and shall be promptly paid to the Bank to be credited and applied to the Liabilities, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Loans. If the Guarantor makes payment to the Bank of all or any part of the Liabilities and all the Liabilities are paid in full and the Loans are no longer in effect, the Bank shall, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Liabilities resulting from the payment, including an assignment, without recourse or warranty, of all of the Bank's right, title and interest in the Liabilities and all security therefor and guaranties thereof.

Section 6. SUBORDINATION. Without limiting the Bank's rights under any other agreement, any liabilities owed by any Borrower to the Guarantor in connection with any extension of credit or financial accommodation by the Guarantor to or for the account of any Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Liabilities, and such liabilities of any Borrower to the Guarantor, if the Bank so requests, shall be collected, enforced and received by the Guarantor as trustee for the Bank and shall be paid over to the Bank on account of the Liabilities but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

Section 7. PAYMENTS GENERALLY. All payments by the Guarantor shall be made in the manner, at the place and in the currency (the "PAYMENT CURRENCY") required by the Facility Documents; PROVIDED, HOWEVER, that (if the Payment Currency is other than U.S. dollars) the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payments in the foregoing manner, the Guarantor shall be obligated to) pay to the Bank at its principal office the equivalent amount in U.S. dollars computed at the selling rate of the Bank or a selling rate chosen by the Bank, most recently in effect on or prior to the date the Liability becomes due, for cable transfers of the Payment Currency to the place where the Liability is payable. In any case in which the Guarantor makes or is obligated to make payment in U.S. dollars, the Guarantor shall hold the Bank harmless from any loss incurred by the Bank arising from any change in the value of U.S. dollars in relation to the Payment Currency between the date the Liability becomes due and the date the Bank is actually able, following the conversion of the U.S. dollars paid by the Guarantor into the Payment Currency and remittance of such Payment Currency to the place where such Liability is payable, to apply such Payment Currency to such Liability.

Section 8. CERTAIN TAXES. The Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes (other than Bank income taxes), levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein ("TAXES"). If any Taxes are required to be withheld from any amounts payable to the Bank hereunder, the amounts so payable to the Bank shall be increased to the extent necessary to yield to the Bank (after payment of all Taxes) the amounts payable hereunder in the full amounts so to be paid. Whenever any Tax is paid by the Guarantor, as promptly as possible thereafter, the Guarantor shall send the Bank an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by the Bank.

Section 9. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

               a)INCORPORATION, GOOD STANDING AND DUE QUALIFICATION. The Guarantor is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

               b)POWER AND AUTHORITY; NO CONFLICTS. The execution, delivery and performance by the Guarantor of the Facility Documents to which it is a party have been duly authorized by all necessary action and do not and will not: (i) require any consent or approval of the stockholders of the Guarantor; (ii) contravene the charter or by-laws of the Guarantor; (iii) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Guarantor or any of the Guarantor's Subsidiaries;
(iv) result in a breach of or constitute a default or require any consent under any material indenture or loan or credit agreement or any other material agreement, lease or instrument to which any Guarantor is a party or by which it or its properties may be bound or affected; (v) result in, or require, the creation or imposition of any Lien (as defined in the Security Agreement), upon or with respect to any of the properties now owned or hereafter acquired by any Guarantor; or (vi) cause any Guarantor (or any Subsidiary of the Guarantor) to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such material indenture, agreement, lease or instrument.

               c)LEGALLY ENFORCEABLE AGREEMENTS. Each Facility Document to which any Guarantor is a party is, or when delivered under this Agreement will be, a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

               d)LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of any Guarantor, threatened, against or affecting such Guarantor or any of its Subsidiaries before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of such Guarantor or any such Subsidiary or the ability of such Guarantor to perform its obligations under the Facility Documents to which it is a party.

               e)FINANCIAL STATEMENTS. The consolidated balance sheet of the Guarantor and its Subsidiaries as at December 31, 1997, and the related consolidated income statement and statements of cash flows and changes in stockholders' equity of the Guarantor and its Subsidiaries for the fiscal year then ended, and the accompanying footnotes, together with the opinion thereon, of Ernst & Young, LLP independent certified public accountants, and the Guarantor's and its Subsidiaries', if applicable, Form 10-Q filed with the Securities and Exchange Commission for the period ended March 31, 1998, copies of which have been furnished to the Bank, are complete and correct and fairly present the financial condition of the Guarantor and its Subsidiaries as at such dates and the results of the operations of the Guarantor and its Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied. There are no liabilities of the Guarantor or any of its Subsidiaries, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since March 31, 1998. No information, exhibit or report furnished by any Guarantor to the Bank in connection with the negotiation of this Guaranty or the other Facility Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading. Since March 31, 1998 with respect to the Guarantor, there has been no material adverse change in the condition (financial or otherwise), business, operations or prospects of the Guarantor or any of its Subsidiaries.

               f)OWNERSHIP AND LIENS. The Guarantor and each of its respective Subsidiaries have title to, or valid leasehold interests in, all of their respective properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in the financial statements referred to in Section 9(e) (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by any Guarantor or any of the Subsidiaries and none of its leasehold interests is subject to any Lien, except as disclosed in such financial statements or as may be permitted hereunder.

               g)TAXES.  The Guarantor and each of its respective
Subsidiaries have filed all tax returns (federal, state and local) required to be filed and have paid all taxes, assessments and governmental charges and levies thereon to be due, including interests and penalties, except as otherwise disclosed in the financial statements provided to the Bank pursuant to Section 9(e) herein.

               h)ERISA. Each Plan (as defined in the Security Agreement), and each Multiemployer Plan (as defined in the Security Agreement), is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Internal Revenue Code and any other applicable federal or state law. As of the most recent valuation date for each Plan, each Plan was "fully funded," which for purposes of this Section 9(h) shall mean that the fair market value of the assets of the Plan is not less than the present value of the accrued benefits of all participants in the Plan, computed on a Plan termination basis. No Plan has ceased being fully funded as of the date these representations are made with respect to any Loan under the Facility Documents.

               i)SUBSIDIARIES AND OWNERSHIP OF STOCK. Schedule 9(i) is a complete and accurate list of the Subsidiaries of the Guarantor, showing the jurisdiction of incorporation or organization of each Subsidiary and showing the percentage of the Guarantor's ownership of the outstanding stock or other interest of each such Subsidiary. All of the outstanding capital stock or other interest of each such Subsidiary has been validly issued, is fully paid and nonassessable and, except for prior liens in favor of the Bank, is owned by the Guarantor free and clear of all Liens.

               j)CREDIT ARRANGEMENTS. All credit agreements, indentures, purchase agreements, guaranties, capital leases and other investments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Guarantor or any of the Guarantor's Subsidiaries is in any manner directly or contingently obligated have been disclosed to the Bank, and the Guarantors represent that they shall, upon the request of the Bank, complete a schedule outlining all such agreements; and the maximum principal or face amounts of the credit in question, outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor have been accurately disclosed to the Bank.

               k)OPERATION OF BUSINESS. The Guarantor and each of its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and neither the Guarantor nor any of its Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing.

               l)NO DEFAULT ON OUTSTANDING JUDGMENTS OR ORDERS. The Guarantor and each of its Subsidiaries have satisfied all judgments and neither the Guarantor nor any of its Subsidiaries is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

   m)NO DEFAULTS ON OTHER AGREEMENTS. Neither the Guarantor nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations or conditions, financial or otherwise, of any Guarantor or any of its Subsidiaries, or the ability of any Guarantor to carry out its obligations under the Facility Documents to which it is a party. Neither the Guarantor nor any of its Subsidiaries is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

   n)LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of the Guarantor or of any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), materially and adversely affecting such business or properties or the operation of the Guarantor or such Subsidiary.

   o)GOVERNMENTAL REGULATION. Neither the Guarantor nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Interstate Commerce Act, the Federal Power Act or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

   p)SOLVENCY.

                         (i)The present fair salable value of the assets
of the Guarantor after giving effect to all the transactions contemplated by the Facility Documents and the funding of the Loans exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Guarantor and its Subsidiaries, if any, as they mature.

                         (ii)The property of the Guarantor does not
constitute unreasonably small capital for the Guarantor to carry out its business as now conducted and as proposed to be conducted, including the capital needs of the Guarantor.

                         (iii)The Guarantor does not intend to, nor does
it believe that it will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of debt of the Guarantor). The cash available to the Guarantor, after taking into account all other anticipated uses of the cash of the Guarantor, is anticipated to be sufficient to pay all such amounts on or in respect of debt of the Guarantor when such amounts are required to be paid.

                         (iv)The Guarantor does not believe that final
judgments against it in actions for money damages will be rendered at a time when, or in an amount such that, the Guarantor will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash available to the Guarantor after taking into account all other anticipated uses of the cash of the Guarantor (including the payments on or in respect of debt referred to in paragraph
(iii) of this Section 9(p)), is anticipated to be sufficient to pay all such judgments promptly in accordance with their terms.

   q)SATISFACTION OF CONDITIONS. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

   r)INDEPENDENT ANALYSIS. The Guarantor has, independently and without reliance upon the Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

Section 10.AFFIRMATIVE COVENANTS. The Guarantor covenants and agrees that, so long as any part of the Liabilities shall remain unpaid, the Guarantor will, unless the Bank shall otherwise consent in writing:

               a)MAINTENANCE OF EXISTENCE. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each of its Subsidiaries to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is required.

   b)CONDUCT OF BUSINESS. Continue, and cause each of its Subsidiaries to continue, to engage in an efficient and economical manner in a business of the same general type as conducted by it on the date of this Guaranty.

   c)MAINTENANCE OF PROPERTIES. Maintain, keep and preserve, and cause each of its Subsidiaries to maintain, keep and preserve, all of its properties (tangible and intangible), necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

   d)MAINTENANCE OF RECORDS. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Guarantor and its Subsidiaries.

   e)MAINTENANCE OF INSURANCE. Maintain, and cause each of its Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

   f)COMPLIANCE WITH LAWS. Comply, and cause each of the its Subsidiaries to comply, in all respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property.

   g)RIGHT OF INSPECTION, AUDIT AND APPRAISAL. At any reasonable time and from time to time, permit the Bank or any agent or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, the Guarantors and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Guarantor and any such Subsidiary with any of their respective officers and directors and the Guarantor's independent accountants.

   h)REPORTING REQUIREMENTS.  Furnish to the Bank:

                         (i)as soon as available and in any event within
90 days after the end of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of such fiscal year and a consolidated income statement and statements of cash flows and changes in stockholders' equity of the Guarantor and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the consolidated figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with GAAP and accompanied by an opinion thereon acceptable to the Bank by Ernst & Young, LLP or other independent accountants of national standing selected by the Guarantor;

                         (ii)as soon as available and in any event within
30 days after the end of each fiscal quarter of the Guarantor of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its Subsidiaries as of the end of such quarter and a consolidated income statement and statements of cash flows and changes in stockholders' equity of the Guarantor and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP and certified by the chairman or chief financial officer of the Guarantor;

                         (iii)promptly after the commencement thereof,
notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Guarantor or any of its Subsidiaries which, if determined adversely to the Guarantor or such Subsidiary, could have a material adverse effect on the financial condition, properties or operations of the Guarantor or such Subsidiary;

                         (iv)as soon as possible and in any event within
five days after the occurrence of each Default or Event of Default or material adverse change in the business, operations, properties, prospects or condition (financial or otherwise) of any Guarantor, a written notice setting forth the details of such Default, Event of Default or material adverse change and the action which is proposed to be taken by the Guarantor with respect thereto;

                         (v)promptly after the filing or receiving
thereof, copies of all reports and notices which the Guarantor or any Subsidiary files under ERISA with the Internal Revenue Service or the PBGC or the U.S. Department of Labor or which the Guarantor or any Subsidiary receives from such Person; and

                         (vi)promptly after the furnishing thereof,
copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Bank pursuant to any other clause of this Section 10(h).

Section 11.NEGATIVE COVENANTS. The Guarantor covenants and agrees that, so long as any part of the Liabilities shall remain unpaid, the Guarantor will not, without the prior written consent of the Bank:

   a)STOCK OF SUBSIDIARIES, ETC. Sell or otherwise dispose of any shares of capital stock of any of its Subsidiaries, except in connection with a transaction permitted under Section 11(b) herein or for fair value, or permit any such Subsidiary to issue any additional shares of its capital stock, except directors' qualifying shares or for fair value.

   b)MERGERS, ETC. Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person (or enter into any agreement to do any of the foregoing), or permit any of their respective Subsidiaries to do so. Nothing herein shall prohibit the Guarantor from acquiring all or substantially all of the assets of the business of any Person so long as the Guarantor remains the surviving entity.

Section 12. REMEDIES GENERALLY. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

Section 13. SETOFF. The Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim the Bank may otherwise have, the Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Guarantor at any of the Bank's offices, in U.S. dollars or in any other currency, against any amount payable by the Guarantor under this Guaranty which is not paid when due (regardless of whether such balances are then due to the Guarantor), in which case it shall promptly notify the Guarantor thereof; PROVIDED that the Bank's failure to give such notice shall not affect the validity thereof.

Section 14. FORMALITIES. The Guarantor waives presentment, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any Liability and any other formality with respect to any of the Liabilities or this Guaranty.

Section 15. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Bank, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Bank to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 16. EXPENSES. The Guarantor shall reimburse the Bank on demand for all reasonable costs, expenses and charges (including without limitation fees and charges of external legal counsel for the Bank and costs allocated by its internal legal department) incurred by the Bank in connection with the preparation, performance or enforcement of this Guaranty. The obligations of the Guarantor under this Section shall survive the termination of this Guaranty.

Section 17. ASSIGNMENT. This Guaranty shall be binding on, and shall inure to the benefit of the Guarantor, the Bank and their respective successors and assigns; PROVIDED that the Guarantor may not assign or transfer its rights or obligations under this Guaranty. Without limiting the generality of the foregoing: (a) the obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall be binding on the estate of the Guarantor; and (b) the Bank may assign, sell participations in or otherwise transfer its rights under the Loans to any other person or entity, and the other person or entity shall then become vested with all the rights granted to the Bank in this Guaranty or otherwise.

Section 18. CAPTIONS. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 19. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut. Unless otherwise defined herein or in the Agreement, terms used in
Article 9 of the Uniform Commercial Code in the State of Connecticut are used herein as therein defined.

Section 20. COMMERCIAL WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THE OBLIGATIONS ARE FOR COMMERCIAL PURPOSES AND WAIVES THE RIGHT TO NOTICE AND HEARING UNDER SECTIONS 52-278a THROUGH 52-278n OF THE CONNECTICUT GENERAL STATUTES AS NOW OR HEREAFTER AMENDED AND AUTHORIZES THE ATTORNEY OF THE BANK, OR THE SUCCESSOR THERETO, TO ISSUE A WRIT OF PREJUDGMENT REMEDY WITHOUT COURT ORDER. FURTHER, THE GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL VALUATION, APPRAISEMENTS, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BECOME LAWS. THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THESE WAIVERS KNOWINGLY, VOLUNTARILY AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH ITS ATTORNEYS.

Section 21. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF THE CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER FACILITY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR THE COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS.


IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.

STANDARD MANAGEMENT CORPORATION


By___________________________
    Name:  Stephen M. Coons, Esq.
    Title:  Executive Vice President and General Counsel


Address:
9100 Keystone Crossing
6th Floor
Indianapolis, Indiana   46420

Schedule A - List of Borrowers
Schedule 9(i) - List of Subsidiaries

                               SCHEDULE A
                            LIST OF BORROWERS

NAME                                         RESIDENT ADDRESS
Ronald D. Hunter                             3570 Sedgemoor Circle
                                             Carmel, Indiana 46032
Stephen M. Coons                             1135 Brookhaven Court
                                             Atlanta, Georgia 30319
Raymond J. Ohlson                            13728 Smokey Ridge Road
                                             Carmel,Indiana 46033
Paul B. Pheffer                              8651 Jaffa Court, E. Drive, #17
                                             Indianapolis, Indiana 46260
Edward T. Stahl                              7328 Sylvan Ridge Road
                                             Indianapolis, Indiana 46240
Ramesh H. Bhat                               4127 Boca Trail
                                             Fort Wayne, Indiana 46815
Robert A. Borns                              515 Round Hill Road
                                             Indianapolis, Indiana 46260
Jerry E. Francis                             340 Staffordshire Road
                                             Winston-Salem, North Carolina 27104
Patrick M. Whicher                           47 rue Nic Martha
                                             L-2133 Luxembourg

                              SCHEDULE 9(I)
                          LIST OF SUBSIDIARIES


STATE OFPERCENTAGE
SUBSIDIARYINCORPORATIONOWNERSHIP
1.Standard Life Insurance Company of IndianaIndiana100%
2.Standard Marketing CorporationIndiana100%
3.Dixie National Life Insurance CompanyMississippi99%
4.Savers Life Insurance CompanyNorth Carolina100%